UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

XCEL ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Xcel Energy Inc.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 20, 2015

11:00 a.m. CDT

Hilton Garden Inn Sioux Falls Downtown

201 East 8th Street

Sioux Falls, South Dakota 57103

Directions to the Xcel Energy Inc. Annual Meeting

are available in the proxy statement which can be

viewed at proxydocs.com/XEL.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 20, 2015.

Notice is hereby given that the Annual Meeting of Shareholders of Xcel Energy Inc. will be held at the Hilton Garden Inn Sioux Falls Downtown, 201 East 8th Street, Sioux Falls, South Dakota 57103 on Wednesday, May 20, 2015 at 11:00 a.m. CDT.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/XEL

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 8, 2015 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors

Gail K. Boudreaux	Albert F. Moreno	A. Patricia Sampson	Kim Williams
Richard K. Davis	Richard T. O’Brien	James J. Sheppard	Timothy V. Wolf
Ben Fowke	Christopher J. Policinski	David A. Westerlund

2.	Approval of executive compensation in an advisory vote

3.	Approval of the Xcel Energy Inc. 2015 Omnibus Incentive Plan

4.	Ratification of the appointment of Deloitte & Touche LLP as Xcel Energy Inc.’s independent registered public accounting firm for 2015

The Board of Directors recommends that you vote AGAINST the following proposal:

5.	Shareholder proposal on the separation of the roles of the Chairman and Chief Executive Officer

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/XEL

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 19, 2015.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/XEL. Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “XEL Materials Request” in the subject line. The email must include:
•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.